Employee benefits - Additional information (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Employee benefits
Net balance of post-employee benefits	€ 11,642	€ 17,240	€ 17,972
Description of decrease in actuarial assumption leading to changes in defined benefit obligation	A 100-basis-point decrease in the discount rate would result in a €1.30 million increase in the amount of the defined-benefit obligation as of December 31, 2025 (December 31, 2024: €1.01 million).
Actuarial assumption of discount rates
Employee benefits
Percentage of reasonably possible decrease in actuarial assumption	1.00%
Increase (decrease) in defined benefit obligation due to reasonably possible decrease in actuarial assumption	€ 1,300	1,010
Post-employee benefits defined-benefits plans
Employee benefits
Net balance of post-employee benefits	€ 10,006	€ 12,838